UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Magellan Health, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Supplemental Information Regarding Proxy Card

Due to a typesetting error, Item 2 was inadvertently omitted from the version of the proxy card which was filed on Schedule 14A with the Securities and Exchange Commission (the “Commission”) together with the Registrant’s definitive proxy statement on April 10, 2015.  The version of the proxy card distributed to shareholders includes Item 2 and is correct.  The corrected version of the proxy card is attached.

PROXY	MAGELLAN HEALTH, INC.	PROXY

 PROXY FOR 2015 ANNUAL MEETING OF SHAREHOLDERS

ON MAY 20, 2015

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barry M. Smith, Chief Executive Officer, and Daniel N. Gregoire, Secretary, and each of them, attorneys with full power of substitution, to vote as directed below all shares of common stock of Magellan Health, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the 2015 Annual Meeting of Shareholders to be held at the W Scottsdale Hotel, 7277 East Camelback Road, Scottsdale, Arizona 85251, on May 20, 2015, at 7:30 a.m., local time, and at any adjournment or postponement thereof.

THE DIRECTORS RECOMMEND A VOTE “FOR” THE DIRECTORS IN ITEM 1, “FOR” ITEM 2 AND “FOR” ITEM 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

Nominees

	☐ FOR ALL NOMINEES	☐ Eran Broshy Term Expiring 2018

	☐ WITHHELD AUTHORITY	☐ Kay Coles James Term Expiring 2018
FOR ALL NOMINEES
☐ Mary F. Sammons Term Expiring 2018

	☐ FOR ALL EXCEPT	☐ John O. Agwunobi, M.D. Term Expiring 2017

Instructions: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

2.	To approve, by non-binding vote, the compensation of the named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of Ernst & Young LLP as Independent Auditor for Fiscal Year 2015.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	As such proxies may in their discretion determine in respect of any other business properly to come before said meeting (the Board of Directors knowing of no such other business).

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTORS IN ITEM 1 AND “FOR” ITEMS 2 AND 3.

VOTE BY PROXY CARD: Date, sign and return to Proxy Services, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 20, 2015.

The company’s proxy statement and form of proxy for its 2015 Annual Meeting of Shareholders, to be held at 7:30 a.m., local time, on May 20, 2015, at the W Scottsdale Hotel, 7277 East Camelback Road, Scottsdale, Arizona 85251 and its 2014 Annual Report to Shareholders, are available on the company’s website at http://ir.MagellanHealth.com/financials.cfm.

Please sign in the same form as name appears hereon.	Dated: , 2015
Executors and other fiduciaries should indicate their titles. If signed on behalf of a corporation, give title of officer signing.
Signature of Stockholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS